Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	January 31, 2009

Federal Tax I.D. #	20-3430241

CORPORATE MONTHLY OPERATING REPORT

File with the Court and submit a copy to the United States Trustee within 30 days after the end of the month and submit a copy of the report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts	MOR-1a	x
Schedule of Disbursements	MOR-1b	x
Bank Account Information	MOR-1c	x
Copies of bank statements (See Notes to the MOR)			x
Cash disbursements journals (See Notes to the MOR)			x
Statement of Operations (Income Statement)	MOR-2	x
Balance Sheet	MOR-3	x
Status of Post-petition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt (See Notes to the MOR)			x
Copies of tax returns filed during reporting period (See Notes to the MOR)			x
Summary of Unpaid Post-petition Debts (See Notes to the MOR)	MOR-4		x
Listing of Aged Accounts Payable (See Notes to the MOR)			x
Accounts Receivable Reconciliation and Aging (See Notes to the MOR)	MOR-5	x	x
Taxes Reconciliation and Aging (See MOR-7)	MOR-5		x
Payments to Insiders and Professional	MOR-6	x
Post Petition Secured Notes Adequate Protection Payments	MOR-6	x
Debtor Questionnaire	MOR-7	x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ James Bonsall	2/26/09
Signature of Authorized Individual*	Date

James Bonsall
Printed Name of Authorized Individual

Chief Restructuring Officer
Title

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR NOTES

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	January 31, 2009

Federal Tax I.D. #	20-3430241

Notes to the Monthly Operating Report

GENERAL:

The report includes activity from the following Debtors and related case numbers:

Debtor	Case Number
ASA Albion, LLC	08-12607
ASA Bloomingburg, LLC	08-12608
ASA Linden, LLC	08-12609
ASA OpCo Holdings, LLC	08-12610
US Bio Marion, LLC	08-12611
US BioEnergy Corporation	08-12612
VeraSun Albert City, LLC	08-12613
VeraSun Aurora Corporation	08-12614
VeraSun BioDiesel, LLC	08-12605
VeraSun Central City, LLC	08-12615
VeraSun Charles City, LLC	08-12616
VeraSun Dyersville, LLC	08-12617
VeraSun Energy Corporation	08-12606
VeraSun Fort Dodge, LLC	08-12618
VeraSun Granite City, LLC	08-12619
VeraSun Hankinson, LLC	08-12620
VeraSun Hartley, LLC	08-12621
VeraSun Janesville, LLC	08-12622
VeraSun Litchfield, LLC	08-12623
VeraSun Marketing, LLC	08-12624
VeraSun Ord, LLC	08-12625
VeraSun Reynolds, LLC	08-12626
VeraSun Tilton, LLC	08-12627
VeraSun Welcome, LLC	08-12628
VeraSun Woodbury, LLC	08-12629

MOR NOTES

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	January 31, 2009

Federal Tax I.D. #	20-3430241

Notes to the Monthly Operating Report

Notes to MOR-1a:

Cash receipts related to intercompany transfers among the various debtor entities jointly administered under case number 08-12606 (each a “Debtor” and, collectively, the “Debtors”) are not included in this schedule except transfers of funding from VeraSun Energy Corporation (“VEC”) and ASA Opco Holdings, LLC (“ASA Opco”) to subsidiary Debtor entities and transfers of payments from VeraSun Marketing, LLC (“VeraSun Marketing”) to other VeraSun legacy Debtor entities.

Notes to MOR-1b:

All cash disbursements exclude intercompany transfers among the debtor entities except transfers of funding from VEC and ASA OpCo to subsidiary debtor entities and transfers of payments from VeraSun Marketing to other VeraSun legacy debtor entities.

Notes to MOR-1c:

All amounts listed are the bank balances as of the end of the month.

Notes to MOR-2:

The Statement of Operations (Income Statement) reflects revenue and expenses that directly correspond to the debtor legal entity except VeraSun Tilton, LLC, which does not maintain separate accounting records.

The Statement of Operations (Income Statement) reflects “mark to market” adjustments for corn contracts outstanding at debtor entity facilities that were in “hot idle” rather than production. In certain cases, this may result in negative “Cost of Goods Sold” for December 2008 as shown on MOR-2.

Any changes to prior period income/expense amounts will be reflected in the current Monthly Operating Report (the “MOR”).

Notes to MOR-3:

The Balance Sheet reflects assets, liabilities, and shareholders’ equity that directly correspond to the debtor legal entity except VeraSun Tilton, LLC, which does not maintain separate accounting records. The accounting records of the parent VEC is land owned by VeraSun Tilton, LLC, carried at approximately $4.3 million.

On January 7, 2009, the Bankruptcy Court entered the Order Under 11 U.S.C. §§ 105 and 363 Approving Procedures to Sell Certain De Minimis Assets Free and Clear of Liens Claims, and Encumbrances Without Further Order of the Court (Docket No. 453). Pursuant to paragraph 2 of the De Minimis Asset Sale Order, the Debtors are required to disclose all de minimis asset sales with an aggregate sale price of less than $50,000 (the “Level 1 Sales”) consummated during any given month in their MOR. During the month of January, the Debtors consummated the following Level 1 Sales:

•

On January 8, 2009, the Debtors and CHS, Inc. signed a letter of Agreement for the Debtors to sell all of the furniture, fixtures, equipment and other personal property located on the real property leased to the Debtors in Inver Grove Heights, Minnesota for a total purchase price of $35,000. The bill of sale effectuating the transfer of these assets was executed on January 13, 2009 and the purchase price was applied to reduce December rent due under that certain lease rejected by the Debtors effective as of December 31, 2008 (see Docket No. 362).

•	On January 23, 2009, debtor VEC consummated the sale of property adjacent to the ethanol plant in Albion, NE for an aggregate purchase price of $38,000.

Certain accruals are recorded monthly at parents VEC, ASA OpCo, and US BioEnergy Corporation and allocated to other debtor entities when paid.

MOR NOTES

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	January 31, 2009

Federal Tax I.D. #	20-3430241

Notes to the Monthly Operating Report

Because the debtor entities file a joint Federal Income Tax return, individual debtor entity balances would reflect assets and liabilities that net to the financial statement line on a combined basis. However, VEC recorded a full valuation allowance against deferred tax assets and liabilities; thus, these captions do not appear on MOR-3 as of January 31, 2009.

Intercompany balances subject to compromise and not subject to compromise are shown net by debtor entity.

In accordance with Statements of Financial Accounting Standards 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, VEC is in process of performing an impairment evaluation of its other identifiable intangible assets and all its long-lived assets as of the end of fiscal 2008 due to factors deemed by management to have constituted an impairment triggering event. Consistent with management’s evaluation during the second and third quarters of fiscal 2008, the triggering event was the declining gross margins leading to substantial net loss and management’s decision to file for voluntary Chapter 11 Bankruptcy protection on October 31, 2008. The impact of this impairment evaluation on the balances that appear on MOR-3, if any, will not be completed in time for inclusion in the filing of the January 31, 2009 MOR.

Any changes to prior period balances will be reflected in the current month MOR.

Notes to MOR-4:

The tax walk forward reflects both pre-petition and post-petition taxes, and the beginning balance for this MOR (January 31, 2009) reflects accrued taxes as of October 31, 2008.

VEC and related debtors are current on all post petition payments other than disputes that arise in the ordinary course of business transactions.

Notes to MOR-5:

Ending third party accounts receivable balances by debtor legal entity are listed on MOR-3, which balances differ from the Accounts Receivable Aging primarily due to the following: (a) certain aged receivables are included on the line “Prepaid expenses and other assets” on MOR-3 while (b) accrued sales are recorded on MOR-3 but will not be part of the aging until the subsequent month.

Notes to MOR-6:

Payments to insiders exclude intercompany payments between debtor entities.

Notes to MOR-7:

The debtor entities have made certain payments on account of pre-petition liabilities in accordance with orders of the Bankruptcy Court specifically authorizing payment of certain pre-petition liabilities.

Debtor entities from time to time have sold product to insider CHS, Inc and to its 100% owned subsidiary Provista LLC.

VEC and related debtor entities entered into Debtor-in-possession (DIP) loans and have made required draws against the DIP loans.

MOR-1a

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	January 31, 2009

Federal Tax I.D. #	20-3430241

Schedule of Cash Receipts

(000’s)

TIME PERIOD:
1/1/2009 - 1/31/2009
(see Notes to the MOR related to MOR-1a)

Debtor	Case Number	Cash Receipts
ASA Albion, LLC	08-12607	$2,486
ASA Bloomingburg., LLC	08-12608	2,464
ASA Linden, LLC	08-12609	416
ASA OpCo Holdings, LLC (a)	08-12610	(2,980)
US Bio Marion, LLC	08-12611	100
US BioEnergy Corporation (b)	08-12612	(253)
VeraSun Albert City, LLC	08-12613	2,424
VeraSun Aurora Corporation	08-12614	24,738
VeraSun BioDiesel, LLC	08-12605	—
VeraSun Central City, LLC	08-12615	3,601
VeraSun Charles City, LLC	08-12616	22,006
VeraSun Dyersville, LLC	08-12617	1,749
VeraSun Energy Corporation (a)	08-12606	(5,554)
VeraSun Fort Dodge, LLC	08-12618	22,301
VeraSun Granite City, LLC	08-12619	—
VeraSun Hankinson, LLC	08-12620	1,571
VeraSun Hartley, LLC	08-12621	22,372
VeraSun Janesville, LLC	08-12622	466
VeraSun Litchfield, LLC	08-12623	—
VeraSun Marketing, LLC	08-12624	20,726
VeraSun Ord, LLC	08-12625	704
VeraSun Reynolds, LLC	08-12626	273
VeraSun Tilton, LLC	08-12627	—
VeraSun Welcome, LLC	08-12628	341
VeraSun Woodbury, LLC	08-12629	464

Total Cash Receipts		$120,415

(a)	Funding received in prior period(s) that are moved to debtor entitity subsidiaries in January 2009.
(b)	Funds received in prior month that belonged to VeraSun Marketing, LLC were transferred to VeraSun Marketing, LLC in January 2009.

MOR-1b

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	January 31, 2009

Federal Tax I.D. #	20-3430241

Schedule of Disbursements

(000’s)

TIME PERIOD:
1/1/2009 - 1/31/2009
(see Notes to the MOR related to MOR-1b)

Debtor	Case Number	Disbursements
ASA Albion, LLC	08-12607	$2,738
ASA Bloomingburg, LLC	08-12608	2,748
ASA Linden, LLC	08-12609	524
ASA OpCo Holdings, LLC (a)	08-12610	(2,355)
US Bio Marion, LLC	08-12611	1,971
US BioEnergy Corporation	08-12612	32
VeraSun Albert City, LLC	08-12613	1,432
VeraSun Aurora Corporation	08-12614	26,802
VeraSun BioDiesel, LLC	08-12605	—
VeraSun Central City, LLC	08-12615	1,209
VeraSun Charles City, LLC	08-12616	22,170
VeraSun Dyersville, LLC	08-12617	1,387
VeraSun Energy Corporation (a)	08-12606	(2,841)
VeraSun Fort Dodge, LLC	08-12618	23,082
VeraSun Granite City, LLC	08-12619	—
VeraSun Hankinson, LLC	08-12620	1,193
VeraSun Hartley, LLC	08-12621	21,518
VeraSun Janesville, LLC	08-12622	293
VeraSun Litchfield, LLC	08-12623	—
VeraSun Marketing, LLC (b)	08-12624	(323)
VeraSun Ord, LLC	08-12625	599
VeraSun Reynolds, LLC	08-12626	7
VeraSun Tilton, LLC	08-12627	—
VeraSun Welcome, LLC	08-12628	364
VeraSun Woodbury, LLC	08-12629	1,114

Total Disbursements		$103,662

(a)	Intercompany disbursements of funding not offset in prior period against debtor entitity subsidiaries’ corresponding receipts.
(b)	Correction offset to prior intercompany revenue incorrectly reflected as a separate disbursement.

MOR-1c

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	January 31, 2009

Federal Tax I.D. #	20-3430241

Bank Account Information

(000’s)

Legal Entity	Case No.	Bank and account description	Bank Account No.	Bank Balance
ASA Albion, LLC	08-12607	First National Bank Omaha - O&M	110118507	$48
ASA Bloomingburg, LLC	08-12608	First National Bank Omaha - O&M	110118497	233
ASA Linden, LLC	08-12609	First National Bank Omaha - O&M	110118484	64
ASA OpCo Holdings, LLC	08-12610	First National Bank Omaha - O&M	110118510	645
	08-12610	First National Bank Omaha - FSA	110119647	—
	08-12610	First National Bank Omaha - Debt Service	110118617	—
US Bio Marion, LLC (a)	08-12611	Bank of America	3755551267	97
	08-12611	First Bank and Trust	1100101471	4,491
US BioEnergy Corporation	08-12612	Bank of America	3755551199	94
	08-12612	Bank of America	3755551209	—
VeraSun Albert City, LLC	08-12613	Bank of America	3755551131	1,880
VeraSun Aurora Corporation	08-12614	First National Bank Omaha - O&M	110197793	2,277
VeraSun BioDiesel, LLC	08-12605	First National Bank Omaha - O&M	110193548	—
VeraSun Central City, LLC	08-12615	Bank of America	3755551144	3,926
VeraSun Charles City, LLC	08-12616	First National Bank Omaha - O&M	110211417	1,078
VeraSun Dyersville, LLC	08-12617	Bank of America	3755551160	2,702
VeraSun Energy Corporation	08-12606	First National Bank Omaha - O&M	110193438	795
	08-12606	Bank of America Utility Account	3755551429	3,641
	08-12606	Bank of America DIP Account	3755551461	9,860
	08-12606	Bank of America Payroll	3755551241	8
	08-12606	Wilmington Trust	091810-000	—
	08-12606	First Bank & Trust	1081888	6
	08-12606	First National Bank Omaha Money Market	201651766-20	1,539
	08-12606	Morgan Stanley	14-78ER2	5
VeraSun Fort Dodge, LLC	08-12618	First National Bank Omaha - O&M	110118073	753
VeraSun Granite City, LLC	08-12619	First National Bank Omaha - O&M	110211145	1
VeraSun Hankinson, LLC	08-12620	Bank of America Account	3755551186	1,286
VeraSun Hartley, LLC	08-12621	First National Bank Omaha - O&M	110210845	971
VeraSun Janesville, LLC	08-12622	Bank of America	3755551173	186
VeraSun Litchfield, LLC	08-12623	NONE	NONE	—
VeraSun Marketing, LLC	08-12624	First National Bank Omaha - Revenue	110203784	90,061
	08-12624	First National Bank Omaha - O&M	110203690	989
	08-12624	Bank of America Transportation Vendor	3755551270	—
	08-12624	Bank of America Marketing Payroll	3755551254	—
VeraSun Ord, LLC	08-12625	Bank of America	3755551157	1,310
VeraSun Reynolds, LLC	08-12626	First National Bank Omaha - O&M	110211404	303
VeraSun Tilton, LLC	08-12627	NONE	NONE	—
VeraSun Welcome, LLC	08-12628	First National Bank Omaha - O&M	110203920	7
VeraSun Woodbury, LLC	08-12629	Bank of America	3755551128	1,323

				$130,579

(a)	Dougherty & Company LLC maintains in its name an escrow account set up to fund construction of the Marion plant. Balance in this escrow a/c at January 31, 2009 was $3.846 million

MOR-2 In re Verasun Energy Corporation et al.
Case No. (Jointly Administered)	08-12606
Reporting Period:	January 31, 2009

Federal Tax I.D. #	20-3430241

Statement of Operations (Income Statement)

(000’s)

Case Number	VeraSun Energy Corporation 08-12606	Aurora 08-12614	Fort Dodge 08-12618	Charles City 08-12616	Bio Diesel 08-12605	Marketing 08-12624	Litchfield 08-12623	Welcome 08-12628	Hartley 08-12621
Net Revenue	$—	$18,704	$17,909	$18,823	$—	$72,733	$—	$—	$19,190
Cost of goods sold	82	19,211	19,872	19,613	—	70,378	—	839	18,767

Gross profit (loss)	(82)	(507)	(1,963)	(790)	—	2,356	—	(839)	424

Selling, general and administrative expenses	(1,065)	190	190	187	—	211	1	317	216
Long-lived asset impairment	—	—	—	—	—	—	—	—	—

Operating income (loss)	983	(697)	(2,153)	(977)	—	2,144	(1)	(1,156)	207

Other income (expense):
Interest expense	(4,650)	8	—	—	—	—	—	—	—
Interest income	1	1	—	—	—	—	—	—	—
Other income (expense)	(1)	—	—	—	—	80	—	—	—
Reorganization items, net	(1,670)	(139)	(139)	(138)	—	(20)	—	(5)	(126)

	(6,319)	(130)	(139)	(138)	—	60	—	(5)	(126)

Income (loss) before income taxes	(5,336)	(827)	(2,292)	(1,114)	—	2,204	(1)	(1,161)	81
Income tax expense (benefit)	(30,323)	(24,027)	(14,687)	(5,588)	3,722	(10,578)	(6,743)	4,837	7,068

Net income (loss)	$24,987	$23,200	$12,395	$4,474	$(3,722)	$12,782	$6,742	$(5,998)	$(6,987)

MOR-2

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	January 31, 2009

Federal Tax I.D. #	20-3430241

Statement of Operations (Income Statement)

(000’s)

Case Number	Granite City 08-12619	Reynolds 08-12626	Opco 08-12610	Linden 08-12609	Albion 08-12607	Bloomingburg 08-12608	VSE-USB Corporate 08-12612	Marion 08-12611	Hankinson 08-12620
Net Revenue	$—	$—	$—	$510	$469	$741	$—	$—	$695
Cost of goods sold	—	—	—	1,601	2,703	1,647	(51)	4,382	3,194

Gross profit (loss)	—	—	—	(1,091)	(2,234)	(906)	51	(4,382)	(2,499)

Selling, general and administrative expenses	—	23	414	92	91	93	(377)	142	162
Long-lived asset impairment	—	—	—	—	—	—	—	—	—

Operating income (loss)	—	(23)	(414)	(1,183)	(2,325)	(998)	428	(4,524)	(2,661)

Other income (expense):
Interest expense	—	—	(233)	(614)	(627)	(602)	63	(645)	(789)
Interest income	—	—	—	—	—	—	—	—	—
Other income (expense)	—	—	—	—	—	—	—	—	—
Reorganization items, net	—	—	(148)	(41)	(41)	(41)	63	(96)	(1,537)

	—	—	(381)	(655)	(667)	(642)	125	(741)	(2,326)

Income (loss) before income taxes	—	(23)	(795)	(1,839)	(2,993)	(1,641)	553	(5,265)	(4,987)
Income tax expense (benefit)	30,116	4,450	(2,217)	36,788	24,133	27,247	(4,198)	19,043	(5,853)

Net income (loss)	$(30,116)	$(4,473)	$1,422	$(38,627)	$(27,126)	$(28,888)	$4,751	$(24,308)	$866

MOR-2

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	January 31, 2009

Federal Tax I.D. #	20-3430241

Statement of Operations (Income Statement)

(000’s)

Case Number	Albert City 08-12613	Woodbury 08-12629	Central City 08-12615	Ord 08-12625	Dyersville 08-12617	Janesville 08-12622
Net Revenue	$1,599	$630	$2,419	$496	$1,935	$—
Cost of goods sold	3,114	2,420	4,385	2,016	3,880	1,680

Gross profit (loss)	(1,515)	(1,790)	(1,966)	(1,519)	(1,945)	(1,680)

Selling, general and administrative expenses	148	108	148	98	179	226
Long-lived asset impairment	—	10	—	—	—	—

Operating income (loss)	(1,663)	(1,908)	(2,115)	(1,617)	(2,124)	(1,906)

Other income (expense):
Interest expense	(731)	(404)	(498)	(363)	(705)	(369)
Interest income	—	—	—	—	—	—
Other income (expense)	—	—	—	—	—	—
Reorganization items, net	(1,358)	(805)	(731)	(616)	(897)	(90)

	(2,089)	(1,210)	(1,229)	(980)	(1,602)	(460)

Income (loss) before income taxes	(3,752)	(3,118)	(3,344)	(2,596)	(3,726)	(2,366)
Income tax expense (benefit)	(13,400)	(6,306)	(19,604)	(5,292)	(4,777)	702

Net income (loss)	$9,648	$3,188	$16,260	$2,696	$1,051	$(3,068)

MOR-3

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	January 31, 2009

Federal Tax I.D. #	20-3430241

Balance Sheet

(000’s)

Case Number	VeraSun Energy Corporation 08-12606	Aurora 08-12614	Fort Dodge 08-12618	Charles City 08-12616	Bio Diesel 08-12605	Marketing 08-12624	Litchfield 08-12623	Welcome 08-12628
Assets
Current Assets
Cash and cash equivalents	$9,955	$24	$3	$4	$—	$90,917	$—	$1
Restricted cash	5,180	—	—	—	—	—	—	—
Receivables	—	—	—	—	—	36,060	—	—
Inventories	—	8,672	7,833	8,002	—	46,315	—	1,209
Prepaid expenses and other assets	6,966	2,152	1,088	2,957	—	3,702	—	32

Total current assets	22,101	10,848	8,924	10,963	—	176,994	—	1,243

Other Assets
Other Intangible Assets	—	—	—	—	—	—	—	—
Other Long-Term Assets	2,632	27	—	1,513	—	3,032	—	—
Investment in subsidiaries	1,450,373	—	—	—	—	—	—	—

Total other assets	1,453,005	27	—	1,513	—	3,032	—	—

Property and Equipment, net	7,793	102,643	88,932	128,752	235	313	2,741	205,258

Total Assets	$1,482,900	$113,517	$97,857	$141,228	$235	$180,339	$2,741	$206,501

Liabilities and Stockholders’ Equity
Current Liabilities
Accounts payable	83	3,523	1,435	2,276	—	4,520	—	96
Accrued expenses and other liabilities	13,992	767	418	1,077	—	313	—	166
Debitor in possession financing	196,540	—	—	—	—	—	—	—
Intercompany (receivable)/payable	(62,953)	(3,860)	(3,442)	(676)	1	91,562	19	926

Total current liabilities	147,662	430	(1,589)	2,676	1	96,395	19	1,188

Long-Term Liabilities
Other long-term liabilities	3,715	—	—	375	—	—	—	—

Total long-term liabilities	3,715	—	—	375	—	—	—	—

Total Liabilities Not Subject to Compromise	151,377	430	(1,589)	3,051	1	96,395	19	1,188

Liabilities Subject to Compromise	629,864	10,711	4,323	10,442	—	56,261	—	9,286
Intercompany (receivable)/payable Subject to Compromise	(781,156)	(31,687)	29,291	148,376	1,497	10,480	12,774	220,428

Total Liabilities Subject to Compromise	(151,292)	(20,976)	33,615	158,818	1,497	66,741	12,774	229,714

Total liabilities	85	(20,546)	32,025	161,869	1,498	163,136	12,793	230,902

Shareholders’ Equity
Common Stock	1,581	0	20,924	—	—	—	—	—
Additional paid-in capital	1,406,878	25,263	—	—	—	—	—	—
Retained earnings	74,355	108,800	44,907	(20,641)	(1,263)	17,203	(10,052)	(24,402)

Total Shareholders’ Equity	1,482,814	134,063	65,831	(20,641)	(1,263)	17,203	(10,052)	(24,402)

Total Liabilities and Shareholders’ Equity	$1,482,900	$113,517	$97,857	$141,228	$235	$180,339	$2,741	$206,501

MOR-3

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	January 31, 2009

Federal Tax I.D. #	20-3430241

Balance Sheet

(000’s)

Case Number	Hartley 08-12621	Granite City 08-12619	Reynolds 08-12626	Opco 08-12610	Linden 08-12609	Albion 08-12607	Bloomingburg 08-12608	VSE-USB Corporate 08-12612
Assets
Current Assets
Cash and cash equivalents	$865	$—	$302	$635	$27	$1	$—	$58
Restricted cash	—	—	—	—	—	—	—	—
Receivables	—	—	—	—	6,956	9,003	7,718	180
Inventories	7,658	—	—	—	3,959	3,632	3,503	—
Prepaid expenses and other assets	2,008	—	2	612	1,590	2,540	297	4,799

Total current assets	10,531	—	304	1,246	12,533	15,176	11,518	5,037

Other Assets
Other Intangible Assets	—	—	—	—	6,346	6,384	6,364	—
Other Long-Term Assets	200	—	—	—	1,196	563	613	729
Investment in subsidiaries	—	—	—	1,837	—	—	—	734,371

Total other assets	200	—	—	1,837	7,542	6,947	6,977	735,099

Property and Equipment, net	198,406	1,760	7,749	—	166,377	169,405	179,609	3,373

Total Assets	$209,137	$1,760	$8,053	$3,084	$186,452	$191,528	$198,104	$743,510

Liabilities and Stockholders’ Equity
Current Liabilities
Accounts payable	1,941	—	9	294	324	471	(305)	111
Accrued expenses and other liabilities	288	—	—	615	3,473	4,301	3,146	1,310
Debitor in possession financing	—	—	—	10,000	—	—	—	—
Intercompany (receivable)/payable	(1,579)	(19)	2	(10,277)	1,450	2,919	4,953	(327)

Total current liabilities	649	(19)	11	631	5,248	7,691	7,794	1,094

Long-Term Liabilities
Other long-term liabilities	—	—	—	—	—	—	—	—

Total long-term liabilities	—	—	—	—	—	—	—	—

Total Liabilities Not Subject to Compromise	649	(19)	11	631	5,248	7,691	7,794	1,094

Liabilities Subject to Compromise	10,571	—	3,746	441	92,918	94,435	93,724	4,953
Intercompany (receivable)/payable Subject to Compromise	231,698	11,172	89,074	(440,302)	189,019	167,348	183,042	(78,845)
Total Liabilities Subject to Compromise	242,269	11,172	92,820	(439,860)	281,937	261,783	276,766	(73,892)

Total liabilities	242,919	11,153	92,831	(439,229)	287,184	269,474	284,560	(72,798)

Shareholders’ Equity
Common Stock	—	—	—	—	—	—	—	648
Additional paid-in capital	—	—	—	439,626	—	—	—	751,266
Retained earnings	(33,782)	(9,393)	(84,779)	2,687	(100,732)	(77,946)	(86,456)	64,394

Total Shareholders’ Equity	(33,782)	(9,393)	(84,779)	442,313	(100,732)	(77,946)	(86,456)	816,308

Total Liabilities and Shareholders’ Equity	$209,137	$1,760	$8,052	$3,084	$186,452	$191,528	$198,104	$743,510

MOR-3

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	January 31, 2009

Federal Tax I.D. #	20-3430241

Balance Sheet

(000’s)

Case Number	Marion 08-12611	Hankinson 08-12620	Albert City 08-12613	Woodbury 08-12629	Central City 08-12615	Ord 08-12625	Dyersville 08-12617	Janesville 08-12622
Assets
Current Assets
Cash and cash equivalents	$4,477	$1,244	$1,834	$1,288	$3,909	$1,278	$2,673	$181
Restricted cash	3,846	—	—	—	—	—	—	—
Receivables	133	106	285	1,048	1,103	48	440	—
Inventories	3,852	4,622	3,038	1,238	2,066	1,431	2,284	394
Prepaid expenses and other assets	963	2,010	1,250	191	631	803	1,099	4,890

Total current assets	13,271	7,983	6,407	3,766	7,709	3,560	6,495	5,465

Other Assets
Other Intangible Assets	—	—	—	—	—	—	—	—
Other Long-Term Assets	6	58	380	89	—	—	1,977	—
Investment in subsidiaries	—	—	—	—	—	—	—	—

Total other assets	6	58	380	89	—	—	1,977	—

Property and Equipment, net	146,101	174,202	157,731	62,544	174,028	75,018	171,725	147,015

Total Assets	$159,378	$182,242	$164,518	$66,398	$181,738	$78,577	$180,197	$152,480

Liabilities and Stockholders’ Equity
Current Liabilities
Accounts payable	309	215	461	464	170	140	320	116
Accrued expenses and other liabilities	1,142	983	982	408	2,015	1,748	850	1,425
Debitor in possession financing	—	19,015	17,493	12,495	11,368	7,235	12,940	2,144
Intercompany (receivable)/payable	(606)	(4,955)	(5,581)	(3,831)	(2,460)	409	(1,809)	136

Total current liabilities	846	15,258	13,354	9,536	11,093	9,532	12,300	3,821

Long-Term Liabilities
Other long-term liabilities	—	—	—	—	—	—	—	—

Total long-term liabilities	—	—	—	—	—	—	—	—

Total Liabilities Not Subject to Compromise	846	15,258	13,354	9,536	11,093	9,532	12,300	3,821

Liabilities Subject to Compromise	100,949	87,158	64,796	34,358	79,884	38,794	92,548	93,848
Intercompany (receivable)/payable Subject to Compromise	9,257	8,527	8	820	11,543	(1,786)	8,060	1,363

Total Liabilities Subject to Compromise	110,207	95,685	64,803	35,178	91,426	37,008	100,608	95,211

Total liabilities	111,052	110,943	78,157	44,714	102,519	46,540	112,908	99,032

Shareholders’ Equity
Common Stock	—	—	—	—	—	—	—	—
Additional paid-in capital	120,899	110,308	110,272	48,119	104,363	57,911	98,480	83,542
Retained earnings	(72,573)	(39,008)	(23,911)	(26,435)	(25,145)	(25,874)	(31,191)	(30,094)

Total Shareholders’ Equity	48,326	71,300	86,361	21,684	79,218	32,037	67,289	53,448

Total Liabilities and Shareholders’ Equity	$159,378	$182,242	$164,518	$66,398	$181,738	$78,577	$180,197	$152,480

MOR-4

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	January 31, 2009

Federal Tax I.D. #	20-3430241

Status of Post-petition Taxes
(000’s)

Verasun Energy Corporation et al.	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Ending Tax Liability
Payroll taxes	$(0)	$(1,151)	$1,151	$—
Real Estate and Personal Property	(6,962)	(1,037)	—	(7,999)
Sales and Use	(593)	(127)	102	(618)
Other	(351)	(325)	21	(655)

Total Taxes	$(7,906)	$(2,640)	$1,274	$(9,272)

MOR-5

In re Verasun Energy Corporation et al.

Case No.	08-12606
Reporting Period:	January 31, 2009

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

(000’s)

Accounts Receivable Aging	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
0 - 30 days old	$39,637				$39,637
31 - 60 days old		$14,576			$14,576
61 - 90 days old			$8,738		$8,738
91+ days old				$1,478	$1,478
Total Accounts Receivable	$39,637	$14,576	$8,738	$1,478	$64,429

MOR-6

In re Verasun Energy Corporation et al.

	Case No. (Jointly Administered)	08-12606
	Reporting Period:	January 31, 2009

	Federal Tax I.D. #	20-3430241

Payments to Insiders and Professional

(000’s)

Of the total disbursements shown on the Schedule of Disbursements Report (MOR-1b) list the amount paid to insiders (as defined in Section 101(31) (A)-(F) of the U.S. Bankruptcy Code) and to professionals. For payments to insiders, identify the type of compensation paid (e.g. Salary, Bonus, Commissions, Insurance, Housing Allowance, Travel, Car Allowance, Etc.). Attach additional sheets if necessary.

Insiders

Name	Amount Paid During Month	Total Paid to Date
Barry Schaps, Senior Vice President, Sales and Logistics	$—	$39
Bryan D. Meier, Vice President, Finance and Chief Accounting Officer	21	62
Danny Herron, President and Chief Financial Officer	—	107
Donald L. Endres, Chief Executive Officer and Director	38	115
Duane Gilliam, Board Director	17	17
Jack Huggins, Board Director	18	18
James Dauwalter, Board Director	15	15
Joel West, Vice President, Commodity Management	13	43
Mark D. Dickey, Senior Vice President, General Counsel, and Corporate Secretary	21	65
Paul J. Caudill, Senior Vice President, Operations	65	111
Paul Schock, Board Director	15	15
Robert L. Antoine, Jr., Senior Vice President, Human Resources	20	60
Steven Kirby, Board Director	17	17
Virg Garbers, Vice President and Corporate Controller	12	36
William L. Honnef, Senior Vice President, Sales and Marketing and Strategic Initiatives	31	89
CHS, Inc., Shareholder (a)	20	67

Total Payments to Insiders	$322	$874

(a)	Payment of pre-petition corn sold to Ord.

Professionals

Name	Amount Paid During Month	Total Paid to Date
AP Services, LLP	$1,051	$3,113

Total Payments to Professionals	$1,051	$3,113

Post Petition Secured Notes Adequate Protection Payments

Name of Creditor	Amount Paid During Month	Total Paid to Date
AgStar Financial Services - Albert City	$16	$1,158
AgStar Financial Services - Central City	10	1,129
AgStar Financial Services - Dyersville	10	1,470
AgStar Financial Services - Ord	5	577
AgStar Financial Services - Woodbury	288	564
AgStar Financial Services - Hankinson	18	1,033
AgStar Financial Services - Janesville	1	1
9 7/8% senior secured notes due 2012	5,286	10,326
UBS	—	1,337
Dougherty Funding	593	1,769
First Bank and Trust - Marion	103	143

Total Payments	$6,330	$19,507

MOR-7

In re Verasun Energy Corporation et al.

	Case No. (Jointly Administered)	08-12606
	Reporting Period:	January 31, 2009

	Federal Tax I.D. #	20-3430241

Debtor Questionnaire

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X*
7	Are any post petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?		X
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been received by the Debtor from any party?	X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

*	The Debtors have made certain payments on account of prepetition liabilities in accordance with orders of the Bankruptcy Court specifically authorizing payment of certain prepetition liabilities.

In re Verasun Energy Corporation et al.

	Case No. (Jointly Administered)	08-12606
	Reporting Period:	January 31, 2009

	Federal Tax I.D. #	20-3430241

If additional information is required for the current or any future Monthly Operating Reports, please send the request to:

Verasun Energy Corporation
110 N. Minnesota Ave.
Suite 300
Sioux Falls, SD 57104
Attn: Jim Bonsall